EXHIBIT 10.40
                                    GUARANTY


                                                               February 11, 1994


Health and Rehabilitation Properties Trust
400 Centre Street
Newton, Massachusetts  02158

Attn:  Mr. David J. Hegarty

         Re:  Leases dated February 11, 1994, with
              respect to certain premises located in
              Waterbury, Cheshire and New Haven, Connecticut

Ladies and Gentlemen:

         The undersigned, Horizon Healthcare Corporation, a Delaware corporation (the "Guarantor"), hereby agrees with Health and Rehabilitation Properties Trust, a Maryland real estate investment trust (the "Landlord"), as follows:

         1. Reference to Agreements, Etc. Reference is made to the Leases of even date (the "Leases"), between the Landlord and Connecticut Subacute Corporation II, a Delaware corporation (the "Tenant"), pursuant to which the Landlord has agreed to lease certain premises (as more particularly described in the Leases) to the Tenant. Reference is further made to that certain Management Agreement of even date (the "Management Agreement"), pursuant to which the Guarantor will manage the premises demised under the Leases for and on behalf of the Tenant. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Leases.

         2. Guaranteed Obligations. For purposes of this Agreement, the term "Guaranteed Obligations" shall mean the payment of each and every monetary obligation of the Tenant under the Leases accruing prior to the expiration of the term of the Management Agreement or the sooner termination thereof (unless such termination results from the occurrence of an Event of Default (as defined therein) by the Guarantor under the Management Agreement.

         3. Representations and Covenants. The Guarantor represents, warrants, covenants and agrees that:

                  3.1. Performance of Covenants and Agreements. The Guarantor will use best efforts to cause the Tenant duly and punctually to perform all of the monetary obligations under the Leases.

                  3.2. Validity of Agreement. The Guarantor has duly and validly executed and delivered this Agreement; this Agreement constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms; and the execution, delivery and performance of this Agreement have been duly authorized by all requisite action of the Guarantor and such execution, delivery and performance by the Guarantor will not result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of the Guarantor pursuant to the terms of, any indenture, mortgage, deed of trust, note, other evidence of indebtedness, agreement or other instrument to which the Guarantor may be a party or by which the Guarantor or any property or assets of the Guarantor may be bound, or violate any provision of law, or any applicable order, writ, injunction, judgement or decree of any court or any order or other public regulation of any governmental commission, bureau or administrative agency.

                  3.3. Payment of Expenses. The Guarantor agrees, as principal obligor and not as a guarantor only, to pay to the Landlord forthwith upon demand, in immediately available Federal funds, all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by the Landlord in connection with the enforcement of this Agreement, together with interest on amounts recoverable under this Agreement from the time such amounts become due until payment at the Overdue Rate. The Guarantor's covenants and agreements set forth in this Section 3.3 shall survive the termination of this Agreement.

                  3.4. Notices. The Guarantor shall promptly give notice to the Landlord of any event which might reasonably result in a material adverse change in the financial condition of the Guarantor.

                  3.5. Reports. Within one hundred twenty (120) days after the end of each fiscal year of the Guarantor, the Guarantor shall promptly provide to the Landlord copies of the audited financial statements of the Guarantor, prepared in accordance with generally accepted accounting principles, consistently applied, for the preceding fiscal year.

                  3.6. Legal Existence. The Guarantor shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence; provided, however, that nothing in this subsection shall prevent a consolidation, combination or merger of the Guarantor with any other person or entity.

                  3.7. Financial Statements, Etc. The financial statements of the Guarantor previously delivered to the Landlord fairly present the financial condition of the Guarantor in accordance with generally accepted accounting principles consistently applied and there has been no material adverse change from the date thereof through the date hereof.

         4. Guarantee. The Guarantor hereby unconditionally guarantees that the Guaranteed Obligations shall be paid in full when due and payable under the Leases. This guarantee is a guarantee of payment and not of collectibility and is absolute and in no way conditional or contingent. In case any part of the Guaranteed Obligations which shall not have been paid when due and payable, the Guarantor shall, within ten (10) days after receipt of notice from the Landlord, pay or cause to be paid to the Landlord the amount thereof as is then due and payable and unpaid (including interest and other charges, if any, due thereon through the date of payment in accordance with the applicable provisions of the Leases).

         5. Unenforceability of Guaranteed Obligations, Etc. Until the termination of this Agreement, as provided in Section 10, if the Tenant is for any reason under no legal obligation to discharge any of the Guaranteed Obligations, or if any moneys included in the Guaranteed Obligations have become unrecoverable from the Tenant by operation of law or for any other reason, (including, without limitation, the invalidity or irregularity in whole or in part of any Guaranteed Obligation or of the Leases or any limitation on the liability of the Tenant thereunder or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever), the guarantees contained in this Agreement shall nevertheless remain in full force and effect and shall be binding upon the Guarantor to the same extent as if the Guarantor at all times had been the Tenant under the Leases.

         6. Additional Guarantees. This Agreement shall be in addition to any other guarantee or other security for the Guaranteed Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guarantee or security or by any waiver, amendment, release or modification thereof.

         7. Consents and Waivers, Etc. The Guarantor hereby acknowledges receipt of correct and complete copies of the Leases, and consents to all of the terms and provisions thereof, as the same may be from time to time hereafter amended or changed in accordance therewith, and waives (a) presentment, demand for payment, and protest of nonpayment, of any principal of or interest on any of the Guaranteed Obligations, (b) notice of acceptance of this Agreement and of diligence, presentment, demand and protest, (c) notice of any default hereunder and any default, breach or nonperformance or Event of Default with respect to any of the Guaranteed Obligations under the Leases, (d) notice of the terms, time and place of any private or public sale of collateral held as security for the Guaranteed Obligations, (e) demand for performance or observance of, and any enforcement of any provision of, or any pursuit or exhaustion of rights or remedies against the Tenant or any other guarantor of the Guaranteed Obligations, under or pursuant to the Leases, or any agreement directly or indirectly relating thereto and any requirements of diligence or promptness on the part of the holders of the Guaranteed Obligations in connection therewith, and (f) to the extent the Guarantor lawfully may do so, any and all demands and notices of every kind and description with respect to the foregoing or which may be required to be given by any statute or rule of law and any defense of any kind which it may now or hereafter have with respect to this Agreement, or the Leases or the Guaranteed Obligations.

         8. No Impairment, Etc. The obligations, covenants, agreements and duties of the Guarantor under this Agreement shall not be affected or impaired by any assignment or transfer in whole or in part of any of the Guaranteed Obligations or the Landlord's interest under the Leases without notice to the Guarantor, or any waiver by the Landlord or any holder of any of the Guaranteed Obligations or by the holders of all of the Guaranteed Obligations of the performance or observance by the Tenant or any other guarantor of any of the agreements, covenants, terms or conditions contained in the Guaranteed Obligations or the Leases or any indulgence in or the extension of the time for payment by the Tenant or any other guarantor of any amounts payable under or in connection with the Guaranteed Obligations or the Leases or any other instrument or agreement relating to the Guaranteed Obligations or of the time for performance by the Tenant or any other guarantor of any other obligations under or arising out of any of the foregoing or the extension or renewal thereof, or the modification or amendment (whether material or otherwise) of any duty, agreement or obligation of the Tenant or any other guarantor set forth in any of the foregoing, or the voluntary or involuntary sale or other disposition of all or substantially all the assets of the Tenant or any other guarantor or insolvency, bankruptcy, or other similar proceedings affecting the Tenant or any other guarantor or any assets of the Tenant or any such other guarantor, or the release or discharge of the Tenant or any such other guarantor from the performance or observance of any agreement, covenant, term or condition contained in any of the foregoing without the consent of the holders of the Guaranteed Obligations by operation of law, or any other cause, whether similar or dissimilar to the foregoing.

         9. Reimbursement, Subrogation, Etc. Subject to the applicable provisions of the Management Agreement, if any, the Guarantor hereby covenants and agrees that the Guarantor shall not enforce or otherwise exercise any rights of reimbursement, subrogation, contribution or other similar rights against the Tenant or any other person with respect to the Guaranteed Obligations prior to the payment in full of the monetary obligations of the Tenant under the Leases. Until all monetary obligations of the Tenant under the Leases shall have been paid in full, the Guarantor shall have no right of subrogation, and the Guarantor waives any defense it may have based upon any election of remedies by the Landlord which destroys the Guarantor's subrogation rights or the Guarantor's rights to proceed against the Tenant for reimbursement, (including, without limitation, any loss of rights the Guarantor may suffer by reason of any rights, powers or remedies of the Tenant in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging the indebtedness to the Landlord). Until all monetary obligations of the Tenant pursuant to the Leases shall have been paid in full, the Guarantor further waives any right to enforce any remedy which the Landlord now has or may in the future have against the Tenant, any other guarantor or any other person and any benefit of, or any right to participate in, any security whatsoever now or in the future held by the Landlord.

         10. Defeasance. This Agreement shall terminate at such time as the Guaranteed Obligations have been paid in full and all other obligations of the Guarantor to the Landlord under Section 3.3 of this Agreement have been satisfied in full; provided, however, if at any time, all or any part of any payment applied on account of the Guaranteed Obligations is or must be rescinded or returned for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Tenant), this Agreement, to the extent such payment is or must be rescinded or returned, shall be deemed to have continued in existence notwithstanding any such termination.

         11. Notices. Any notice or demand under this Agreement shall be given in the manner provided in Section 24.10 of the Leases, and shall be addressed to the party to receive such notice at its address as follows: (a), in the case of the Guarantor, addressed to the Guarantor, 6001 Indian School Road, NE, Fl. 5, Albuquerque, NM 87110, Attn: Neal Elliott, Telecopy No. (505) 881-5097, with a copy to Horizon Healthcare

Corporation,  6001 Indian School Road, NE, Fl. 5, Albuquerque,  NM 87110,  Attn:
Scot Sauder, Esq., Telecopy No. (505) 881-5097, and (b), in the case of the Landlord, addressed to the Landlord, 400 Centre Street, Newton, Massachusetts 02158, Attn: Mr. David J. Hegarty, Telecopy No. (617) 332-2261, with a copy to Sullivan & Worcester, One Post Office Square, Boston, Massachusetts 02109, Attn:
Lena G. Goldberg, Esq., Telecopy No. (617) 338-2880, or in the case of any party, to such other address as such party may have furnished by written notice given as herein provided.

         12. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, including without limitation the holders, from time to time, of the Guaranteed Obligations; and all representations, warranties, covenants and agreements by or on behalf of the Guarantor which are contained in this Agreement shall inure to the benefit of the Landlord's successors and assigns, including without limitation said holders, whether so expressed or not.

         13. Applicable Law. This Agreement and the Leases and any other instruments executed and delivered to evidence, complete or perfect the transactions contemplated hereby and thereby shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts, regardless of (i) where any such instrument is executed or delivered; or (ii) where any payment or other performance required by any such instrument is made or required to be made; or
(iii) where any breach of any provision of any such instrument occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than The Commonwealth of Massachusetts; or (vii) any combination of the foregoing.

         To the maximum extent permitted by applicable law, any action to enforce, arising out of, or relating in any way to, any of the provisions of this Agreement may be brought and prosecuted in such court or courts located in The Commonwealth of Massachusetts as may be provided by law; and the parties consent to the jurisdiction of said court or courts located in The Commonwealth of Massachusetts and to service of process by registered mail, return receipt requested, or by any other manner provided by law.

         14. Modification of Agreement. No modification or waiver of any provision of this Agreement, nor any consent to any departure by the Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Landlord, and such modification, waiver or consent shall be effective only in the specific instances and for the purpose for which given. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstances.

         15. Waiver of Rights by Landlord. Neither any failure nor any delay on the Landlord's part in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege.

         16. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, but this Agreement shall be reformed and construed and enforced to the maximum extent permitted by applicable law.

         17. Entire Contract. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof.

         18. Headings; Counterparts. Headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument, and in pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one of such counterparts.

         19. Remedies Cumulative. No remedy herein conferred upon the Landlord is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

         20. Landlord's Liability. THE DECLARATION OF TRUST ESTABLISHING THE LANDLORD, DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND REHABILITATION PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE LANDLORD SHALL BE HELD TO ANY PERSONAL LIABILITY,

JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE LANDLORD. ALL PERSONS DEALING WITH THE LANDLORD, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE LANDLORD FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         21. Guarantor Acknowledgements. The Guarantor acknowledges that the transactions contemplated by the Leases are of material and substantial benefit to the Guarantor. The Guarantor further acknowledges that the execution and delivery of this Guaranty is a substantial and material inducement to the Landlord to enter into the Leases and to consummate certain other transactions on or about the date hereof with the Guarantor.

         WITNESS the execution hereof under seal as of the date above first written.

                                                HORIZON HEALTHCARE CORPORATION



                                                By: /s/ Paul Elliott
                                                    Its President